Noncontrolling Interest	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Noncontrolling Interest
15.	Noncontrolling Interest

In connection with the Transaction, Exxaro and its subsidiaries retained a 26% ownership interest in each of Tronox KZN Sands Pty Ltd and Tronox Mineral Sands Pty Ltd in order to comply with the ownership requirements of the Black Economic Empowerment (“BEE”) legislation in South Africa. Exxaro is entitled to exchange this interest for approximately 3.2% in additional Class B Shares under certain circumstances (i.e., the earlier of the termination of the Empowerment Period or the tenth anniversary of completion of the Transaction).

The changes in noncontrolling interest on the Company’s unaudited Condensed Consolidated Balance Sheets were as follows:

Balance at December 31, 2012	$233
Net income attributable to noncontrolling interest	12
Effect of exchange rate changes	(28)

Balance at March 31, 2013	$217

16. Noncontrolling Interest

In connection with the Transaction, Exxaro and its subsidiaries retained a 26% ownership interest in each of Tronox KZN Sands Pty Ltd and Tronox Mineral Sands Pty Ltd in order to comply with the ownership requirements of the BEE legislation in South Africa. Exxaro is entitled to exchange this interest for approximately 3.2% in additional Class B Shares under certain circumstances (i.e., the earlier of the termination of the Empowerment Period or the tenth anniversary of completion of the Transaction).

A reconciliation of the beginning and ending balances of noncontrolling interest on the Company’s Consolidated Balance Sheets is presented below.

Balance at January 1, 2012	$—
Fair value of noncontrolling interest on the Transaction Date	233
Net loss attributable to noncontrolling interest	(1)
Effect of exchange rate changes	1

Balance at December 31, 2012	$233